UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                                 FORM 8-K

                              CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



      Date of Report (Date of Earliest Event Reported):  October 30, 2008



                              LANDAUER, INC.
          ------------------------------------------------------
          (Exact Name of Registrant as Specified in its Charter)



                                 Delaware
              ----------------------------------------------
              (State or Other Jurisdiction of Incorporation)



             1-9788                              06-1218089
     ------------------------       ------------------------------------
     (Commission File Number)       (I.R.S. Employer Identification No.)



  2 Science Road, Glenwood, Illinois               60425
----------------------------------------         ----------
(Address of Principal Executive Offices)         (Zip Code)



                              (708) 755-7000
           ----------------------------------------------------
           (Registrant's Telephone Number, Including Area Code)



                              Not Applicable
       -------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  [  ]      Written communications pursuant to Rule 425 under the
            Securities Act (17 CFR 230.425)

  [  ]      Soliciting material pursuant to Rule 14a-12 under the
            Exchange Act (17 CFR 240.14a-12)

  [  ]      Pre-commencement communications pursuant to Rule 14d-2(b)
            under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]      Pre-commencement communications pursuant to Rule 13e-4(c)
            under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS;
            ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

      (d) Landauer, Inc. announced that its Board of Directors, at its meeting on October 30, 2008, elected William G. Dempsey to serve as a director of the Company, effective immediately. Mr. Dempsey has been appointed to serve on the Company's
            Compensation Committee.

            Mr. Dempsey will participate in the Landauer, Inc. Incentive Compensation Plan, under which non-employee directors receive annual grants of restricted stock or restricted stock units, as described in the Company's Proxy Statement on Schedule 14A filed with the SEC on January 4, 2008. Directors who are appointed to the Board at other than the annual meeting date are granted a prorated award.



ITEM 5.03   AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS;
            CHANGE IN FISCAL YEAR

      (a) Landauer, Inc.'s Board of Directors, at its meeting on October 30, 2008, approved an amendment to the Company's bylaws, effective immediately. SECTION 1.1 ANNUAL MEETINGS was amended to read that the annual meeting of stockholders shall be held on such date and at such time and place as the Board of Directors may designate. The previous provision stated that the annual meeting shall be held at a place, designated by the Board of Directors, on the first Wednesday in February in each year, if not a legal holiday, and if a legal holiday, then on the next succeeding secular day, at 10:00 o'clock a.m.



ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

      (d)   Exhibits

            99.1  News Release, dated October 31, 2008

            3.1 Bylaws of the Registrant, as amended and restated effective October 30, 2008

























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                                SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    LANDAUER, INC.


Dated:  November 3, 2008            /s/ Jonathon M. Singer
                                    ------------------------------------
                                    Jonathon M. Singer
                                    Senior Vice President, Finance,
                                    Secretary, Treasurer, and
                                    Chief Financial Officer
                                    (Principal Financial and
                                    Accounting Officer)



















































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


                               EXHIBIT INDEX


EXHIBIT
  NO.       DESCRIPTION
------      -----------

 99.1       News Release, dated October 31, 2008

  3.1 Bylaws of the Registrant, as amended and restated effective October 30, 2008



























































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